Offerings - Offering: 1	Sep. 25, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 389,647.50
Amount of Registration Fee	$ 53.81
Offering Note	Transaction Valuation is calculated as the aggregate book value of 83,436.296 shares in the offer, based on the Net Asset Value Per Share price of $4.67 as of July 31, 2026. Amount of Filing Fee is calculated at $138.10 per $1,000,000 of the Transaction Valuation.